Exhibit 10.1

EXECUTION VERSION

CRESCENT CAPITAL BDC, INC.

FOURTH SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of October 30, 2025

Re:    $67,500,000 5.87% Series 2025A Senior Notes, Tranche A,

Due February 13, 2029

       $67,500,000 6.20% Series 2025A Senior Notes, Tranche B,

Due February 13, 2031

       $50,000,000 5.97% Series 2025A Senior Notes, Tranche C,

Due May 22, 2029

CRESCENT CAPITAL BDC, INC.

11100 Santa Monica Blvd., Suite 2000,

Los Angeles, CA 90025

Dated as of

October 30, 2025

To the Series 2025A Additional

Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This Fourth Supplement to Note Purchase Agreement (the “Supplement”) is among Crescent Capital BDC, Inc., a Maryland corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Series 2025A Additional Purchasers”).

Reference is hereby made to that certain Master Note Purchase Agreement dated July 30, 2020 (as amended by the hereinafter defined First Supplement, the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto pursuant to which the Company issued $50,000,000 aggregate principal amount of its 5.95% Series 2020A Senior Notes due July 30, 2023 (the “Series 2020A Notes”) and that certain First Supplement and Amendment to Note Purchase Agreement dated as of February 17, 2021 (the “First Supplement”) among the Company and the Additional Purchasers listed on the Schedule A thereto pursuant to which the Company issued $135,000,000 aggregate principal amount of its 4.00% Series 2021A Senior Notes due February 17, 2026 (the “Series 2021A Notes”) and that certain Second Supplement to Note Purchase Agreement dated as of May 9, 2023 (the “Second Supplement”) among the Company and the Additional Purchasers listed on the Schedule A thereto pursuant to which the Company issued $50,000,000 aggregate principal amount of its 7.54% Series 2023A Senior Notes due July 28, 2026 (the “Series 2023A Notes”) and that certain Third Supplement to Note Purchase Agreement dated as of December 20, 2024 (the “Third Supplement”) among the Company and the Additional Purchasers listed on the Schedule A thereto pursuant to which the Company issued (i) $35,000,000 aggregate principal amount of its 6.77% Series 2024A Senior Notes, Tranche A, due February 18, 2028 (the “Series 2024A Tranche A Notes”) and (ii) $80,000,000 aggregate principal amount of its 6.90% Series 2024A Senior Notes, Tranche B, due February 18, 2030 (the “Series 2024A Tranche B Notes” and together with the Series 2024A Tranche A Notes, the “Series 2024A Notes”). All capitalized terms not otherwise defined herein shall have the same meanings as specified in the Note Purchase Agreement. Reference is further made to Section 4.17 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Series 2025A Additional Purchaser(s) as follows:

1. The Company has authorized the issue and sale of (a) $67,500,000 aggregate principal amount of its 5.87% Series 2025A Senior Notes, Tranche A, due February 13, 2029 (the “Tranche A Notes”), (b) $67,500,000 aggregate principal amount of its 6.20% Series 2025A Senior Notes, Tranche B, due February 13, 2031 (the “Tranche B Notes”) and (c) $50,000,000 aggregate principal amount of its 5.97% Series 2025A Senior Notes, Tranche C, due May 22, 2029 (the “Tranche C Notes” and together with the Tranche A Notes and the Tranche B Notes, the “Series 2025A Notes”). The Series 2025A Notes, together with the Series 2020A Notes issued pursuant to the Note Purchase Agreement, the Series 2021A Notes issued pursuant to the First Supplement, the Series 2023A Notes issued pursuant to the Second Supplement, and the Series 2024A Notes issued pursuant to the Third Supplement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2025A Notes shall be substantially in the form set out in Exhibit 1, Exhibit 2 or Exhibit 3 hereto, as applicable, with such changes therefrom, if any, as may be approved by the Series 2025A Additional Purchaser(s) and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series 2025A Additional Purchaser, and each Series 2025A Additional Purchaser agrees to purchase from the Company, Series 2025A Notes in the principal amount set forth opposite such Series 2025A Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof at the applicable Series 2025A Closing provided for in Section 3.

3. This Supplement will be executed and delivered on October 30, 2025. The sale and purchase of the Series 2025A Notes to be purchased by each Series 2025A Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, at 8:00 A.M. Chicago time, at not more than two closings (each individually a “Closing” and, collectively, the “Closings”). The first Closing shall be in respect of the Tranche A Notes and the Tranche B Notes and shall occur on February 13, 2026 (such date, the “Series 2025A First Closing Date” and such Closing, the “Series 2025A First Closing”). The second Closing shall be in respect of the Tranche C Notes and shall occur on May 22, 2026 (such date, the “Series 2025A Second Closing Date” and such Closing, the “Series 2025A Second Closing”, together, with the Series 2025A First Closing, the “Series 2025A Closings” and each a “Series 2025A Closing”). At each Series 2025A Closing, subject to Section 4 hereof and Section 4 of the Note Purchase Agreement, the Company will deliver to each applicable Series 2025A Additional Purchaser the Series 2025A Notes to be purchased by such Series 2025A Additional Purchaser at such Series 2025A Closing in the form of a single Series 2025A Note (or such greater number of Series 2025A Notes in denominations of at least $100,000 as such Series 2025A Additional Purchaser may request) dated the date of such Series 2025A Closing and registered in such Series 2025A Additional Purchaser’s name (or in the name of such Series 2025A Additional Purchaser’s nominee), against delivery by such Series 2025A Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company pursuant to the applicable funding instructions in Section 4.10 of the Note Purchase Agreement. If, at a

Series 2025A Closing, the Company shall fail to tender such Series 2025A Notes to any Series 2025A Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series 2025A Additional Purchaser’s satisfaction, such Series 2025A Additional Purchaser shall, at such Series 2025A Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Series 2025A Additional Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Series 2025A Additional Purchaser to purchase and pay for the Series 2025A Notes to be sold to such Series 2025A Additional Purchaser at a Series 2025A Closing is subject to the fulfillment to such Series 2025A Additional Purchaser’s satisfaction, prior to the applicable Series 2025A Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2025A Notes to be purchased at such Series 2025A Closing as if each reference to “2020A Notes” or “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to “Series 2025A Notes,” “Series 2025A Closings” and “Series 2025A Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the applicable Series 2025A Closing Date (except for representations and warranties which apply to a specific earlier date which shall be true as of such earlier date (other than the Closing Date for an earlier issued Series or tranche) or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A); provided that the Company shall be permitted to make additions and deletions to any of Schedules 5.4, 5.5 and 5.15 after the date of this Supplement but prior to the applicable Series 2025A Closing Date, so long as the Company shall have provided updated copies of the relevant Schedules to such Purchaser, reasonably acceptable to such Purchaser, not less than five Business Days prior to such Series 2025A Closing Date.

(b) The Company shall have delivered to each applicable Series 2025A Additional Purchaser an Officer’s Certificate, dated the date of the applicable Series 2025A Closing certifying that such condition has been fulfilled.

(c) Contemporaneously with each Series 2025A Closing, the Company shall sell to each Series 2025A Additional Purchaser, and each Series 2025A Additional Purchaser shall purchase, the Series 2025A Notes to be purchased by such Series 2025A Additional Purchaser on the applicable Series 2025A Closing Date as specified in Schedule A.

(d) Contemporaneously with each Series 2025A Closing, the Company shall provide to each applicable Series 2025A Additional Purchaser:

(i) a copy of each of the Subsidiary Guarantees delivered by CBDC Universal Equity, Inc. and CCAP CA Lending LLC, respectively;

(ii) a certificate signed by an authorized responsible officer of each Subsidiary Guarantor dated the date of the applicable Series 2025A Closing containing representations and warranties on behalf of such Subsidiary Guarantor to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6 and 5.7 of the Note Purchase Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company and the Note Purchase Agreement);

(iii) a certificate of the Secretary or Assistant Secretary of each Subsidiary Guarantor dated the date of the applicable Series 2025A Closing certifying as to the due organization, continuing existence and good standing of such Subsidiary Guarantor and the due authorization by all requisite action on the part of such Subsidiary Guarantor of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary Guarantor of its obligations thereunder; and

(iv) either (A) a reliance letter of counsel dated the date of the applicable Series 2025A Closing permitting reliance by the Series 2025A Additional Purchasers on the opinions of counsel delivered in accordance with Section 9.7(ii)(D) of the Note Purchase Agreement at the time of the execution and delivery of each Subsidiary Guaranty or (B) an opinion of counsel reasonably satisfactory to the Series 2025A Additional Purchasers covering such matters relating to such Subsidiary Guarantors and such Subsidiary Guaranty as the applicable Series 2025A Additional Purchasers may reasonably request.

(e) In the case of the Series 2025A Second Closing, the transactions contemplated herein with respect to the Series 2025A First Closing shall have been consummated in accordance with the terms and provisions hereof, except to the extent of any failure of such transactions so to have been consummated that was caused by any failure of any Series 2025A Additional Purchaser to perform its obligations hereunder.

5. The terms of Section 8 of the Note Purchase Agreement, as amended by the First Supplement and updated with respect to the Series 2024A Notes in the Third Supplement and as set forth below, shall apply to the Series 2025A Notes; in addition, solely for the purposes of the Series 2025A Notes, the bold and underlined text (indicated textually in the same manner as the following example: bold and underlined text) shall be deemed to apply to the Series 2025A Notes:

Section 8.2. Optional Prepayments (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of the Notes, in an amount not less than $1,000,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided, that, other than with respect to the Series 2024A Notes (as defined in the Third Supplement) and the Series 2025A Notes (as defined in the Fourth Supplement), so long as no Default or Event of Default shall then exist, at any time on or after the date that is six months prior to the Maturity Date of such Series of Notes the Company may, at its option, upon notice as provided below, prepay all or any part of such Series of Notes at 100% of the principal amount so prepaid, together with, in each case, accrued interest to the prepayment date; provided, further, that, so long as no Default or Event of Default shall then exist, (i) in the case of the Tranche A Notes (as defined in the Third Supplement), at any time on or after January 18, 2028, (ii) in the case of the Tranche B Notes (as defined in the Third Supplement), at any time on or after November 18, 2029, the Company may, at its option, upon notice as provided below, prepay all or any part of such Tranche A Notes or Tranche B Notes, as applicable at 100% of the principal amount so prepaid, together with, in each case, accrued interest to the prepayment date, provided, further, that, so long as no Default or Event of Default shall then exist, (i) in the case of the Tranche A Notes (as defined in the Fourth Supplement), at any time on or after January 13, 2029, (ii) in the case of the Tranche B Notes (as defined in the Fourth Supplement), at any time on or after November 13, 2030 and (iii) in the case of the Tranche C Notes (as defined in the Fourth Supplement), at any time on or after April 22, 2029, the Company may, at its option, upon notice as provided below, prepay all or any part of such Tranche A Notes, Tranche B Notes or Tranche C Notes, as applicable at 100% of the principal amount so prepaid, together with, in each case, accrued interest to the prepayment date. The Company will give each holder of the applicable Series of Notes written notice of each optional prepayment under this Section 8.2(a) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the holders of more than 50% in principal amount of the applicable Series of Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates) agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such Series of Notes to be prepaid on such date, the principal amount of each such Series of Notes held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the applicable Series of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Notwithstanding anything contained in this Section 8.2 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any prepayment of the Notes pursuant to the provisions of Section 8.2(a) shall be allocated among all of the Notes of all Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of a Series of the Notes pursuant to Section 8.2(a), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment; provided that, notwithstanding the foregoing but subject to Section 8.2(b), and for the avoidance of doubt, the Company may optionally prepay any tranche of Series 2024A Notes without the allocation of such prepayment among all of the Series 2024A Notes at the time outstanding, if such tranche is the Tranche A Notes (as defined in the Third Supplement) and such Tranche A Notes are paid in full at any time on or after January 18, 2028 or if such tranche is the Tranche B Notes (as defined in the Third Supplement) and such Tranche B Notes are paid in full at any time on or after November 18, 2029; provided, further, that, notwithstanding the foregoing but subject to Section 8.2(b), and for the avoidance of doubt, the Company may optionally prepay any tranche of Series 2025A Notes without the allocation of such prepayment among all of the Series 2025A Notes at the time outstanding, if such tranche is the Tranche A Notes (as defined in the Fourth Supplement) and such Tranche A Notes are paid in full at any time on or after January 13, 2029, if such tranche is the Tranche B Notes (as defined in the Fourth Supplement) and such Tranche B Notes are paid in full at any time on or after November 13, 2030 or if such tranche is the Tranche C Notes (as defined in the Fourth Supplement) and such Tranche C Notes are paid in full at any time on or after April 22, 2029.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Controlled Entity to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of such Series in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or a Controlled Entity pro rata to the holders of all Notes of such Series at the time outstanding upon the same terms and conditions, provided, that if and so long as any Default or Event of Default shall have occurred and be continuing, such written offer shall be made pro rata to the holders of all Notes of all Series outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 20% of the principal amount of the Notes of the applicable Series then outstanding accept such offer, the Company shall promptly notify the remaining holders of such Series of Notes of such fact and the expiration date for the acceptance by holders of such Series of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes of a particular Series acquired by it or any Controlled Entity pursuant to any payment, prepayment or purchase of such Series of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Series of Notes.

6. (a) Solely for the purposes of the Series 2025A Notes, Schedule A to the Note Purchase Agreement shall be amended by adding the following terms in alphabetical order:

“Private Rating Rationale Report” means, with respect to any “private letter rating”, a report issued by the NRSRO in connection with such “private letter rating” setting forth an analytical review of the Series 2025A Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned Rating for the Series 2025A Notes, in each case, on the letterhead of the NRSRO or its controlled website and generally consistent with the work product that an NRSRO would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other regulatory authority having jurisdiction over any holder of any Series 2025A Notes from time to time.

“Fourth Supplement” means the Fourth Supplement to Note Purchase Agreement dated as of October 30, 2025 among the Company and the Series 2025A Additional Purchasers named therein.

(b) Solely for the purposes of the Series 2025A Notes, Schedule A to the Note Purchase Agreement shall be further amended to by amending and restating the definitions of “Investment Advisor”, “Material Credit Facility” and “Rating” to read as follows:

“Investment Advisor” means (x) Crescent Cap Advisors, LLC or (y) an Affiliate thereof acceding to the role of Investment Advisor hereunder that (i) has demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Investment Advisor, (ii) is legally qualified and has the capacity to act as Investment Advisor hereunder, (iii) immediately after such accession, employs principal personnel performing the duties required hereunder who are the same individuals who would have performed such duties had the accession not occurred and (iv) shall not, by such accession, cause a Change of Control to occur or the imposition of any entity level or withholding tax on the Company or on the payments to the holders of the Notes, or cause any other material adverse tax consequences to the Company.

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a) the Amended and Restated Senior Secured Revolving Credit Agreement dated as of December 3, 2024 with Sumitomo Mitsui Banking Corporation as administrative agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after July 30, 2020 by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $25,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of such closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Rating” means a rating of the Notes issued by an NRSRO, which rating shall (a) specifically describe the Notes, including their interest rate, maturity and Private Placement Number and (b) in the event that such Rating is a “private letter rating,” (i) state that the Rating addresses the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the evidence of such Rating is silent as to the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (ii) not include any prohibition against sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of the Notes, and (iii) include such other information relating to the Rating for the Notes as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over the holders of the Notes, including, without limitation, using commercially reasonable efforts to obtain a Private Rating Rationale Report with respect to such Rating.

7. (a) Each Series 2025A Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2025A Notes by such Series 2025A Additional Purchaser as if each reference to “2020A Notes” or “Notes,” “Series 2020A Closing” and “Purchaser” set forth therein was modified to refer to “Series 2025A Notes,” “Series 2025A Closings” and “Series 2025A Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement.

(b) Each Series 2025A Additional Purchaser severally (i) acknowledges that Goldman Sachs & Co. LLC (“Goldman Sachs”) may rely on the representations and warranties of such Series 2025A Additional Purchaser contained in this Section 7 as if it were a party to this Supplement; (ii) represents and warrants (for itself and for each account for which such purchaser is acquiring the Series 2025A Notes) that such Series 2025A Additional Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by Goldman Sachs, any of its affiliates or any of its or their control persons, officers, directors or employees, in making its investment or decision to invest in the Company; and (iii) agrees (for itself and for each account for which such Series 2025A Additional Purchaser is acquiring the Series 2025A Notes) that none of Goldman Sachs, any of its affiliates or any of its or their control persons, officers, directors or employees shall be liable to any Series 2025A Additional Purchaser in connection with its purchase of the Series 2025A Notes, except to the extent arising from fraud, gross negligence or willful misconduct.

8. The terms of Section 7.5 of the Note Purchase Agreement, as amended by the First Supplement and, solely for the purposes of the Series 2025A Notes, as further supplemented and as set forth in the attached Schedule 7.5, shall apply to the Series 2025A Notes.

9. The terms of Section 10 of the Note Purchase Agreement, as amended by the First Supplement and as set forth in the attached Schedule 10.1 for convenience, shall apply to the Series 2025A Notes.

10. The Company and each Series 2025A Additional Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Series 2025A Additional Purchaser were an original signatory to the Note Purchase Agreement.

11. Each Series 2025A Additional Purchaser acknowledges and agrees that Chapman and Cutler LLP shall, as such Series 2025A Additional Purchaser’s true and lawful attorney-in-fact, accept on its behalf delivery of the Series 2025A Notes to be purchased by such Series 2025A Additional Purchaser at the applicable Series 2025A Closing set forth in Section 3 hereof. Any person dealing with the Company may conclusively presume and rely upon the fact that any instrument acknowledging such delivery executed by such attorney-in-fact is authorized, regular and binding, without further inquiry.

12. This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

13. This Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Supplement. Delivery of an electronic signature to, or a signed copy of, this Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.

[Signature Pages Follow]

The execution hereof shall constitute a contract between the Company and the Series 2025A Additional Purchaser(s) for the uses and purposes hereinabove set forth.

CRESCENT CAPITAL BDC, INC.

By:	/s/ Gerhard Lombard
Name: Gerhard Lombard
Title: CFO

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: HPS Investment Partners, LLC, its Sub-Manager

By:	/s/ Trinh Nguyen
Name: Trinh Nguyen
Title: Managing Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By: HPS Investment Partners, LLC, its Sub-Manager

By:	/s/ Trinh Nguyen
Name: Trinh Nguyen
Title: Managing Director

[Signature Page to Fourth Supplement to Note Purchase Agreement]

CRESCENT CAPITAL BDC, INC.           FOURTH SUPPLEMENT TO NOTE PURCHASE AGREEMENT

This Agreement is hereby

accepted and agreed to as

of the date hereof.

USAA LIFE INSURANCE COMPANY

By: BlackRock Financial Management, Inc., as investment manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

USAA LIFE INSURANCE COMPANY OF NEW YORK

By: BlackRock Financial Management, Inc., as investment manager

By:	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

MINNESOTA LIFE INSURANCE COMPANY

THE CINCINNATI INSURANCE COMPANY

BETTERLIFE

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

ROYAL NEIGHBORS OF AMERICA

POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.

CINCINNATI EQUITABLE LIFE INSURANCE COMPANY

SECURIAN LIFE INSURANCE COMPANY

By: Securian Asset Management, Inc.

By:	/s/ Jon R. Thompson
Name: Jon R. Thompson
Title: Vice President

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser

By:	/s/ Mike Reynolds
Name: Mike Reynolds
Title: Vice President

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

SYCAMORE RE., LTD.

By:	/s/ Kevin Burbage
Name: Kevin Burbage
Title: VP - Investments

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

SUN LIFE ASSURANCE COMPANY OF CANADA, acting through its U.S. Branch

By:	/s/ Elizabeth Thorne
Name: Elizabeth Thorne
Title: Managing Director

By:	/s/ David Belanger
Name: David Belanger
Title: Managing Director

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Allen Stoltman
Name: Allen Stoltman
Title: Senior Managing Director

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

GAINBRIDGE LIFE INSURANCE COMPANY

By:	/s/ James F. Alban
Name: James F. Alban
Title: Authorized Signer

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

GREAT AMERICAN INSURANCE COMPANY

By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PAN-AMERICAN INTERNATIONAL INSURANCE CORPORATION

By:	/s/ Steven A. Friedman
Name: Steven A. Friedman
Title: President, Finance & Investments

[Signature Page to Fourth Supplement to Note Purchase Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

CERES LIFE INSURANCE COMPANY

By:	/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

[Signature Page to Fourth Supplement to Note Purchase Agreement]

EXHIBIT A

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects as of the date hereof with respect to the Series 2025A Notes with the same force and effect as if each reference to “the Notes” set forth herein or therein was modified to refer to the “Series 2025A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure. This Agreement, the financial statements listed in Schedule 5.5 of this Supplement and the documents, certificates or other writings delivered to the Series 2025A Additional Purchasers by or on behalf of the Company prior to October 17, 2025 in connection with the transactions contemplated hereby and identified in Schedule 5.3 of this Supplement (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Series 2025A Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2024, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 of this Supplement contains (except as noted therein) complete and correct lists as of the applicable Series 2025A Closing Date of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and senior officers.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

EXHIBIT A

(to Supplement)

Supplemental Representations

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Series 2025A Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 of this Supplement. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes).

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2025A Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Series 2025A Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Series 2025A Additional Purchasers and not more than seventy-five (75) other Institutional Investors, each of which has been offered the Series 2025A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2025A Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2025A Notes hereunder for the repayment of indebtedness and other general corporate purposes of the Company and its Subsidiaries and as otherwise set forth in the Disclosure Documents. No part of the proceeds from the sale of the Series 2025A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 of this Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2025, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. As of June 30, 2025, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15 (as may be updated by the Company prior to the applicable Series 2025A Closing Date), neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15 (as may be updated by the Company prior to the applicable Series 2025A Closing Date).

[End of Supplemental Representations]

EXHIBIT 1

[FORM OF SERIES 2025A NOTE, TRANCHE A]

CRESCENT CAPITAL BDC, INC.

5.87% SERIES 2025A SENIOR NOTE, TRANCHE A, DUE FEBRUARY 13, 2029

No. [ ]	[Date]
$[_______]	PPN 225655 B#5

FOR VALUE RECEIVED, the undersigned, CRESCENT CAPITAL BDC, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 13, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.87% per annum, as may be adjusted in accordance with Section 1.3 of the Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 13th day of February and August in each year, commencing with the first February 13 or August 13 after the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Investment Advisor in Los Angeles, California located on the date hereof at 11100 Santa Monica Blvd., Ste. 2000, Los Angeles, CA 90025, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Fourth Supplement dated as of October 30, 2025, among the Company and the Series 2025A Additional Purchasers named therein, which supplements the Master Note Purchase Agreement, dated July 30, 2020 (as from time to time amended, the “Master Note Purchase Agreement”), among the Company and the Purchasers named therein and is an “Additional Note” under and as defined in the Master Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement.

EXHIBIT 1

(to Supplement)

Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of each Subsidiary Guarantee (as such term is defined in the Note Purchase Agreement), if any. Reference is hereby made to the foregoing for a statement of the nature and extent of the benefits for the Notes afforded thereby and the rights of the holders of the Notes.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

CRESCENT CAPITAL BDC, INC.

By:
Name:
Title:

EXHIBIT 2

[FORM OF SERIES 2025A NOTE, TRANCHE B]

CRESCENT CAPITAL BDC, INC.

6.20% SERIES 2025A SENIOR NOTE, TRANCHE B, DUE FEBRUARY 13, 2031

No. [ ]	[Date]
$[_______]	PPN 225655 C*8

FOR VALUE RECEIVED, the undersigned, CRESCENT CAPITAL BDC, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 13, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.20% per annum, as may be adjusted in accordance with Section 1.3 of the Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 13th day of February and August in each year, commencing with the first February 13 or August 13 after the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Investment Advisor in Los Angeles, California located on the date hereof at 11100 Santa Monica Blvd., Ste. 2000, Los Angeles, CA 90025 or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Fourth Supplement dated as of October 30, 2025, among the Company and the Series 2025A Additional Purchasers named therein, which supplements the Master Note Purchase Agreement, dated July 30, 2020 (as from time to time amended, the “Master Note Purchase Agreement”), among the Company and the Purchasers named therein and is an “Additional Note” under and as defined in the Master Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement.

EXHIBIT 2

(to Supplement)

Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of each Subsidiary Guarantee (as such term is defined in the Note Purchase Agreement), if any. Reference is hereby made to the foregoing for a statement of the nature and extent of the benefits for the Notes afforded thereby and the rights of the holders of the Notes.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

CRESCENT CAPITAL BDC, INC.

By:
Name:
Title:

EXHIBIT 3

[FORM OF SERIES 2025A NOTE, TRANCHE C]

CRESCENT CAPITAL BDC, INC.

5.97% SERIES 2025A SENIOR NOTE, TRANCHE C, DUE MAY 22, 2029

No. [ ]	[Date]
$[_______]	PPN 225655 C@6

FOR VALUE RECEIVED, the undersigned, CRESCENT CAPITAL BDC, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on May 22, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.97% per annum, as may be adjusted in accordance with Section 1.3 of the Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 22nd day of May and November in each year, commencing with the first May 22 or November 22 after the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Investment Advisor in Los Angeles, California located on the date hereof at 11100 Santa Monica Blvd., Ste. 2000, Los Angeles, CA 90025 or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Fourth Supplement dated as of October 30, 2025, among the Company and the Series 2025A Additional Purchasers named therein, which supplements the Master Note Purchase Agreement, dated July 30, 2020 (as from time to time amended, the “Master Note Purchase Agreement”), among the Company and the Purchasers named therein and is an “Additional Note” under and as defined in the Master Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement.

EXHIBIT 3

(to Supplement)

Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of each Subsidiary Guarantee (as such term is defined in the Note Purchase Agreement), if any. Reference is hereby made to the foregoing for a statement of the nature and extent of the benefits for the Notes afforded thereby and the rights of the holders of the Notes.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

CRESCENT CAPITAL BDC, INC.

By:
Name:
Title: